UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2008
(Date of earliest event reported)

Trans World Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-25244	13-3738518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Fifth Avenue, Suite 940, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 983-3355
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

ITEM 5.02(e)     Compensatory Arrangements of Certain Officers

On November 18, 2008, the Board of Directors of Trans World Corporation, upon the recommendation of the Company’s Compensation Committee, approved amendments necessitated by Section 409A of the Internal Revenue Code to the following compensation plans:

1.  Employment Agreement for Rami S. Ramadan, President and CEO of the Company;

2.  2008 Profit Sharing Plan

3.  2006 Deferred Compensation Plan

4.  2004 Equity Incentive Plan

The amendments to all of the plans were approved unanimously by the Board.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1 – Employment Agreement for Rami S. Ramadan

Exhibit 99.2 – 2008 Profit Sharing Plan

Exhibit 99.3 – 2006 Deferred Compensation Plan

Exhibit 99.4 – 2004 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS WORLD CORPORATION

November 20, 2008	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
Chief Executive Officer and
Chief Financial Officer